AXP(R)
                                                                       Selective
                                                                            Fund

                                                              2001 ANNUAL REPORT
                                                          (PROSPECTUS ENCLOSED)

American
  Express(R)
Funds

(icon of) clock

AXP Selective Fund seeks to provide shareholders with current income and preservation of capital.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

A Quest for Quality

Not all bonds are created equal. A bond's quality depends on the ability of its issuers to make the interest and principal payments owed to the bondholders. The quality is determined by independent rating agencies, which assign a credit rating (in the form of a letter grade) to each bond.

Since its establishment in 1945, AXP Selective Fund has concentrated its investments in the four highest investment grades. Along the way, investors have enjoyed a steady stream of interest income with minimum risk to their principal.

Table of Contents

2001 ANNUAL REPORT
The purpose of this annual report is to tell investors how the Fund performed.

From the Chairman                                   3
From the Portfolio Manager                          3
Fund Facts                                          5
The 10 Largest Holdings                             6
Making the Most of the Fund                         7
The Fund's Long-term Performance                    8
Board Members and Officers                          9
Independent Auditors' Report (Fund)                11
Financial Statements (Fund)                        12
Notes to Financial Statements (Fund)               15
Independent Auditors' Report (Portfolio)           22
Financial Statements (Portfolio)                   23
Notes to Financial Statements (Portfolio)          25
Investments in Securities                          29
Federal Income Tax Information                     34

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2 AXP SELECTIVE FUND

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

First, I want to thank you for being a shareholder in American Express funds. While we strongly believe in the virtues of investment, we also are very sensitive to the fluctuations of the financial markets. That is why we want to re-emphasize the importance of making certain that you frequently review your investments and regularly meet with your financial advisor. By doing so, you can take advantage of shifts in the markets to position your portfolio relative to expected market volatility and, possibly, achieve better overall performance.

Second, I strongly advise that you keep a focus on the long-term. Reviewing past performance is helpful, but it should not be viewed as a leading indicator of the future. One constant is the necessity to have a financial plan based on appropriate asset allocation. Make sure that the plan provides what you need and expect.

Our job, as a Board, is to monitor and confirm that the Fund complies with its investment objective and that its management style stays on target. We want the Fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American Express has made significant changes, and will continue to make changes as it strives to provide a consistent standard of excellence.

On behalf of the Board,

Arne H. Carlson

(picture of) Brad Stone
Brad Stone
Portfolio manager

From the Portfolio Manager

A drop in interest rates and a well-positioned portfolio resulted in a very productive 12 months for AXP Selective Fund. During the past fiscal year -- June 2000 through May 2001 -- the total return, which includes net asset value change and distributions, for the Fund's Class A shares was 11.52% (excluding the sales charge).

Setting the stage for what would be a positive period for most types of bonds was a slowdown in economic growth. After roaring ahead in the first several months of 2000 and consequently giving rise to concerns about a potential run-up in inflation, the economy started to show signs of slowing down last summer. Soothed by that development, bond investors began moving more money into the bond market around the outset of the past period. As a result, longer-term interest rates fell steadily through the end of 2000, driving up bond prices in the process. (Falling interest rates boost bond prices, while rising rates depress them.) The Fund's net asset value enjoyed a healthy increase as well.

--------------------------------------------------------------------------------
ANNUAL REPORT -- 2001 3

THE FED GETS INVOLVED
By the time new year came around, the Federal Reserve, concerned that the economy might slip into recession, began reducing short-term interest rates. Usually, that would prompt a further decline in longer-term rates. But in this case, forward-thinking investors, who decided that the Fed's actions would stimulate economic growth and, perhaps, inflation, eased off on their buying. That kept longer-term interest rates in a stable-to-slightly-higher range through the end of the period, which in turn put a lid on bond prices.

Prior to that, when buying was considerably heavier, high-quality mortgage-backed bonds sponsored by federal agencies and U.S. Treasury issues attracted the most attention from investors. Consequently, they experienced particularly good price appreciation.

That worked to the Fund's advantage, given that "mortgages" and "Treasurys" made up the bulk of the portfolio. The other major area of investment was high-quality corporate bonds, which, while they provided positive performance, couldn't keep up with the gains generated by the other two sectors. I also maintained a small investment in high-quality foreign government bonds denominated in dollars. Like U.S. Treasurys, they were strong performers. Finally, to manage the overall risk level in the portfolio and enhance the Fund's total return, I used investments in futures, options, dollar rolls and forward contracts.

Looking at portfolio changes, because Treasury prices had risen substantially prior to the start of the period, I decided to reduce holdings in that sector and add to those in the mortgage and corporate areas. That strategy yielded mixed results for the Fund early in the period, as mortgages performed especially well while "corporates" lagged behind. Corporates subsequently improved during the first quarter of 2001. At period-end, corporates comprised about 36% of the portfolio, followed by mortgages at 42% and U.S. Treasury and foreign government bonds at 16%.

Given that I expect the economy to pick up before year-end, I think the bond market is likely to experience little, if any, price appreciation in the months ahead. Therefore, I plan to stick with a slightly defensive portfolio structure that emphasizes generating a healthy level of interest income from corporate and mortgage-backed bonds.

Brad Stone

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4 AXP SELECTIVE FUND

Fund Facts

Class A -- 12-month performance
(All figures per share)

Net asset value (NAV)
May 31, 2001                                                      $8.74
May 31, 2000                                                      $8.32
Increase                                                          $0.42

Distributions -- June 1, 2000 - May 31, 2001
From income                                                       $0.52
From long-term capital gains                                      $  --
Total distributions                                               $0.52
Total return**                                                  +11.52%

Class B -- 12-month performance
(All figures per share)

Net asset value (NAV)
May 31, 2001                                                      $8.74
May 31, 2000                                                      $8.32
Increase                                                          $0.42

Distributions -- June 1, 2000 - May 31, 2001
From income                                                       $0.45
From long-term capital gains                                      $  --
Total distributions                                               $0.45
Total return**                                                  +10.69%

Class C -- June 26, 2000* - May 31, 2001
(All figures per share)

Net asset value (NAV)
May 31, 2001                                                      $8.74
June 26, 2000*                                                    $8.40
Increase                                                          $0.34

Distributions -- June 26, 2000* - May 31, 2001
From income                                                       $0.42
From long-term capital gains                                      $  --
Total distributions                                               $0.42
Total return**                                                +9.27%***

Class Y -- 12-month performance
(All figures per share)

Net asset value (NAV)
May 31, 2001                                                      $8.74
May 31, 2000                                                      $8.32
Increase                                                          $0.42

Distributions -- June 1, 2000 - May 31, 2001
From income                                                       $0.53
From long-term capital gains                                      $  --
Total distributions                                               $0.53
Total return**                                                  +11.70%

   * Inception date.
  ** The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.
 *** The total return for Class C is not annualized.

--------------------------------------------------------------------------------
ANNUAL REPORT -- 2001 6

The 10 Largest Holdings

                                  Percent                     Value
                              (of net assets)         (as of May 31, 2001)
Ford Motor
7.45% 2031                         1.29%                   $19,261,200

Goldman Sachs Group
6.88% 2011                         1.24                     18,489,712

Qwest Capital Funding
7.25% 2011                         1.14                     17,053,380

DaimlerChrysler
8.50% 2031                         1.06                     15,743,400

General Electric Capital
6.70% 2002                         1.01                     15,025,736

MBNA
5.75% 2008                         1.00                     14,978,655

France Telecom
7.75% 2011                          .97                     14,420,000

CIT Group
5.63% 2004                          .96                     14,319,475

Railcar Leasing
7.13% 2013                          .84                     12,511,949

Dominion Virginia Power
5.75% 2006                          .79                     11,808,240

Excludes U.S. Treasury and government agencies holdings

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(icon of) pie chart

The 10 holdings listed here make up 10.30% of net assets

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6 AXP SELECTIVE FUND

Making the Most of the Fund

BUILD YOUR ASSETS SYSTEMATICALLY
One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these three hypothetical scenarios, you will see six months of share price fluctuations.

This strategy does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions even when the price of your shares falls or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

                        How dollar-cost averaging works

       Jan  Feb  Mar  Apr  May  Jun
$15                   $16  $18  $20
$10    $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10                      $10
$ 5         $8   $5   $5   $8

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10
$ 5         $8   $6   $4   $4   $7

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
-------------------------------------------------------------------------------
                 $100 invested per month. Total invested: $600.

* Shares purchased is determined by dividing the amount invested per month by the current share price.

THREE WAYS TO BENEFIT FROM A MUTUAL FUND:

o  your shares increase in value when the Fund's investments do well
o you receive capital gains when the gains on investments sold by the Fund exceed losses
o you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

--------------------------------------------------------------------------------
ANNUAL REPORT -- 2001 7

The Fund's Long-term Performance
(line graph depicting performance of the Fund and key indexes)

How your $10,000 has grown in AXP Selective Fund

$30,000


                                Lipper Corporate Debt --
                                            A rated Index
$20,000                                                        $20,257
                                                    AXP Selective Fund
                  Lehman  Brothers                             Class A
              Aggregate Bond Index

   $9,525

'91   '92    '93    '94    '95   '96   '97    '98    '99    '00    '01

Average Annual Total Returns (as of May 31, 2001)

                     1 year       5 years     10 years   Since inception
Class A             +6.23%        +5.74%       +7.31%         N/A
Class B             +6.69%        +5.82%         N/A        +6.52%*
Class C               N/A          N/A           N/A        +8.93%**
Class Y            +11.70%        +6.91%         N/A        +7.47%*

  * Inception date was March 20, 1995.
 ** Inception date was June 26, 2000.

Assumes: Holding period from 6/1/91 to 5/31/01. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund has a value of $11,159. Also see "Past Performance" in the Fund's current prospectus.

On the graph above you can see how the Fund's total return compared to two widely cited performance indexes, the Lehman Brothers Aggregate Bond Index and the Lipper Corporate Debt - A rated Index. In comparing AXP Selective Fund (Class A) to these indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the index.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the maximum applicable sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

Lipper Corporate Debt - A rated Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

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8 AXP SELECTIVE FUND

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 65 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age              Position held with        Principal occupations during       Other directorships
                                Registrant and length     past five years
                                of service
------------------------------- ------------------------- ---------------------------------- -----------------------------
H. Brewster Atwater, Jr.        Board member since 1996   Retired chair and chief            Merck & Co., Inc.
4900 IDS Tower  Minneapolis,                              executive officer, General         (pharmaceuticals)
MN 55402                                                  Mills, Inc.  (consumer foods)
Born in 1931
------------------------------- ------------------------- ---------------------------------- -----------------------------
Arne H. Carlson                 Chair of the Board        Chair, Board Services
901 S. Marquette Ave.           since 1999                Corporation (provides
Minneapolis, MN 55402                                     administrative  services to
Born in 1934                                              boards)
                                                          Former Governor of Minnesota
------------------------------- ------------------------- ---------------------------------- -----------------------------
Lynne V. Cheney  American       Board member since 1994   Distinguished Fellow, AEI          The Reader's Digest
Enterprise Institute  for                                                                    Association Inc.
Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
------------------------------- ------------------------- ---------------------------------- -----------------------------
Livio D. DeSimone               Board member since 2001   Retired chair of the board and     Cargill, Incorporated
30 Seventh Street  St. Paul,                              chief executive officer,           (commodity merchants and
MN 55101-4901                                             Minnesota Mining and               processors), Target
                                                          Manufacturing (3M)                 Corporation (department
                                                                                             stores), General Mills,
                                                                                             Inc. (consumer foods) and
                                                                                             Vulcan Materials Company
                                                                                             (construction
Born in 1936                                                                                 materials/chemicals)
------------------------------- ------------------------- ---------------------------------- -----------------------------
Ira D. Hall                     Board member since 2001   Treasurer, Texaco Inc. since
Texaco, Inc.                                              1998. Prior to that, director,
2000 Westchester Avenue                                   International Operations IBM
White Plains, NY 10650                                    Corp.
Born in 1944
------------------------------- ------------------------- ---------------------------------- -----------------------------

Heinz F. Hutter                 Board member  since 1994  Retired president and chief
P.O. Box 2187                                             operating officer, Cargill,
Minneapolis, MN 55402                                     Incorporated (commodity
Born in 1929                                              merchants and processors)
------------------------------- ------------------------- ---------------------------------- -----------------------------
Anne P. Jones                   Board member since 1985   Attorney and telecommunications    Motorola, Inc. (electronics)
5716 Bent Branch Rd.                                      consultant
Bethesda, MD 20816
Born in 1935
------------------------------- ------------------------- ---------------------------------- -----------------------------
William R. Pearce               Board member  since 1980  RII Weyerhaeuser World
2050 One Financial Plaza                                  Timberfund, L.P. (develops
Minneapolis, MN 55402                                     timber resources) - management
Born in 1927                                              committee; Former chair,
                                                          American Express Funds
------------------------------- ------------------------- ---------------------------------- -----------------------------

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ANNUAL REPORT -- 2001 9

Independent Board Members

Name, address, age           Position held    Principal occupations  during past       Other directorships
                             with             five years
                             Registrant and
                             length of
                             service
---------------------------- ---------------- ---------------------------------------- ----------------------------------------
Alan K. Simpson              Board member     Former three-term United States          Biogen, Inc. (bio-pharmaceuticals)
1201 Sunshine Ave. Cody,     since 1997       Senator for Wyoming
WY 82414
Born in 1931
---------------------------- ---------------- ---------------------------------------- ----------------------------------------
---------------------------- ---------------- ---------------------------------------- ----------------------------------------
C. Angus Wurtele Suite       Board member     Retired chair of the board and  chief    The Valspar Corporation (paints),
1700, Foshay Tower           since 1994       executive officer,  The Valspar          Bemis Corporation (packaging)
Minneapolis, MN 55402 Born                    Corporation
in 1934
---------------------------- ---------------- ---------------------------------------- ----------------------------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name, address, age           Position held    Principal occupations  during past       Other directorships
                             with             five years
                             Registrant and
                             length of
                             service
---------------------------- ---------------- ---------------------------------------- ----------------------------------------
David R. Hubers              Board member     Retired chief executive officer and      Chronimed Inc. (specialty
50643 AXP Financial Center   since 1993       director and current chair of the        pharmaceutical distribution) RTW Inc.
Minneapolis, MN 55474                         board of AEFC                            (manages workers  compensation
Born in 1943                                                                           programs) Lawson Software, Inc.
                                                                                       (technology based business
                                                                                       applications)
---------------------------- ---------------- ---------------------------------------- ----------------------------------------
John R. Thomas               Board member     Senior vice president - information
50652 AXP Financial Center   since 1987,      and technology of AEFC
Minneapolis, MN 55474        president
Born in 1937                 since 1997
---------------------------- ---------------- ---------------------------------------- ----------------------------------------

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, the Fund's other officers are:

Other Officers

Name, address, age           Position held    Principal occupations  during past       Other directorships
                             with             five years
                             Registrant and
                             length of
                             service
---------------------------- ---------------- ---------------------------------------- ----------------------------------------
John M. Knight               Treasurer        Vice president -  investment
50005 AXP Financial Center   since 1999       accounting of AEFC
Minneapolis, MN 55474 Born
in 1952
---------------------------- ---------------- ---------------------------------------- ----------------------------------------
Leslie L. Ogg                Vice             President of Board Services
901 S. Marquette Ave.        president,       Corporation
Minneapolis, MN 55402        general
Born in 1938                 counsel and
                             secretary
                             since 1978
---------------------------- ---------------- ---------------------------------------- ----------------------------------------
Frederick C. Quirsfeld       Vice president   Senior vice president -  fixed income
53609 AXP Financial Center   since 1998       and director of AEFC
Minneapolis, MN 55474
Born in 1947
---------------------------- ---------------- ---------------------------------------- ----------------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
10 AXP SELECTIVE FUND

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP SELECTIVE FUND, INC.
We have audited the accompanying statement of assets and liabilities of AXP Selective Fund, Inc. as of May 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2001, and the financial highlights for the each of the years in the five-year period ended May 31, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Selective Fund, Inc. as of May 31, 2001, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

July 6, 2001

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ANNUAL REPORT -- 2001 11

Financial Statements

Statement of assets and liabilities AXP Selective Fund, Inc.

May 31, 2001

Assets
Investment in Quality Income Portfolio (Note 1)                  $1,491,632,137
Capital shares receivable                                                61,551
                                                                         ------
Total assets                                                      1,491,693,688
                                                                  -------------

Liabilities
Dividends payable to shareholders                                     1,538,893
Accrued distribution fee                                                 14,114
Accrued service fee                                                         594
Accrued transfer agency fee                                               5,322
Accrued administrative services fee                                       1,962
Other accrued expenses                                                  121,599
                                                                        -------
Total liabilities                                                     1,682,484
                                                                      ---------
Net assets applicable to outstanding capital stock               $1,490,011,204
                                                                 ==============
Represented by
Capital stock -- $.01 par value (Note 1)                         $    1,705,441
Additional paid-in capital                                        1,499,295,434
Undistributed net investment income                                     167,789
Accumulated net realized gain (loss) (Note 5)                       (24,650,972)
Unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies       13,493,512
                                                                     ----------
Total -- representing net assets applicable to
  outstanding capital stock                                      $1,490,011,204
                                                                 ==============
Net assets applicable to
  outstanding shares:          Class A                           $1,004,209,944
                               Class B                           $  263,947,253
                               Class C                           $    3,894,842
                               Class Y                           $  217,959,165
Net asset value per share of
  outstanding capital stock:   Class A shares     114,941,705    $         8.74
                               Class B shares      30,211,983    $         8.74
                               Class C shares         445,815    $         8.74
                               Class Y shares      24,944,632    $         8.74
                                                   ----------    --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12 AXP SELECTIVE FUND

Statement of operations
AXP Selective Fund, Inc.

Year ended May 31, 2001
Investment income

Income:
Dividends                                                          $    807,337
Interest                                                             94,583,477
                                                                     ----------
Total income                                                         95,390,814
                                                                     ----------
Expenses (Note 2):
Expenses allocated from Quality Income Portfolio                      7,173,035
Distribution fee
   Class A                                                            2,405,438
   Class B                                                            2,146,775
   Class C                                                               13,771
Transfer agency fee                                                   1,640,170
Incremental transfer agency fee
   Class A                                                              101,514
   Class B                                                               38,916
   Class C                                                                  214
Service fee -- Class Y                                                  186,519
Administrative services fees and expenses                               670,649
Compensation of board members                                             9,019
Printing and postage                                                    169,797
Registration fees                                                        95,530
Audit fees                                                               10,750
Other                                                                     9,707
                                                                          -----
Total expenses                                                       14,671,804
   Earnings credits on cash balances (Note 2)                          (101,057)
                                                                       --------
Total net expenses                                                   14,570,747
                                                                     ----------
Investment income (loss) -- net                                       80,820,067
                                                                     ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                             (3,128,732)
   Foreign currency transactions                                       (424,797)
   Futures contracts                                                 (2,325,748)
   Options contracts written                                            157,326
                                                                        -------
Net realized gain (loss) on investments                              (5,721,951)
Net change in unrealized appreciation
  (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies       69,508,963
                                                                     ----------
Net gain (loss) on investments and foreign currencies                63,787,012
                                                                     ----------
Net increase (decrease) in net assets resulting from operations    $144,607,079
                                                                   ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
ANNUAL REPORT -- 2001 13

Statements of changes in net assets AXP Selective Fund, Inc.

Year ended May 31,                                  2001                  2000
Operations and distributions

Investment income (loss) -- net                  $ 80,820,067      $ 87,700,873
Net realized gain (loss) on investments           (5,721,951)       (12,934,749)
Net change in unrealized appreciation
   (depreciation) on investments
   and on translation of assets and
   liabilities in foreign currencies              69,508,963        (65,462,165)
                                                  ----------        -----------
Net increase (decrease) in net assets
   resulting from operations                     144,607,079          9,303,959
                                                 -----------          ---------
Distributions to shareholders from:
   Net investment income
     Class A                                     (57,805,147)       (66,760,760)
     Class B                                     (11,220,115)       (11,028,617)
     Class C                                         (68,694)                --
     Class Y                                     (11,461,005)       (10,960,196)
   Net realized gain
     Class A                                              --        (20,690,756)
     Class B                                              --         (3,916,530)
     Class Y                                              --         (2,953,080)
                                                        ----         ----------
Total distributions                              (80,554,961)      (116,309,939)
                                                 -----------       ------------

Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Notes 2 and 6)                174,749,533        103,800,236
   Class B shares                                123,918,483         70,590,408
   Class C shares                                  4,162,840                 --
   Class Y shares                                106,067,010         74,872,917
Reinvestment of distributions at
   net asset value
   Class A shares                                 43,475,836         65,226,463
   Class B shares                                  9,823,481         13,239,420
   Class C shares                                     61,067                 --
   Class Y shares                                 11,422,265         13,735,844
Payments for redemptions
   Class A shares                                208,981,146)      (311,498,945)
   Class B shares (Note 2)                       (65,880,375)       (92,600,002)
   Class C shares (Note 2)                          (342,918)                --
   Class Y shares                                (74,810,965)      (104,662,927)
                                                 -----------       ------------
Increase (decrease) in net assets
  from capital share transactions                123,665,111       (167,296,586)
                                                 -----------       ------------
Total increase (decrease) in net assets          187,717,229       (274,302,566)
Net assets at beginning of year                1,302,293,975      1,576,596,541
                                               -------------      -------------
Net assets at end of year                     $1,490,011,204     $1,302,293,975
                                              ==============     ==============
Undistributed net investment income           $      167,789     $      204,476
                                              --------------     --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 AXP SELECTIVE FUND

Notes to Financial Statements
AXP Selective Fund, Inc.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock.

Class C shares of the Fund were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 238 shares of capital stock at $8.41 per share, which represented the initial capital in Class C.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o  Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Quality Income Portfolio
The Fund invests all of its assets in Quality Income Portfolio (the Portfolio), a series of Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in investment-grade bonds.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of May 31, 2001 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

--------------------------------------------------------------------------------
ANNUAL REPORT -- 2001 15

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $301,959 and accumulated net realized loss has been decreased by $301,959.

Dividends to shareholders
Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND SALES CHARGES
In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50
o  Class B $20.50
o  Class C $20.00
o  Class Y $17.50

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

--------------------------------------------------------------------------------
16 AXP SELECTIVE FUND

Sales charges received by the Distributor for distributing Fund shares were $1,592,412 for Class A and $156,531 for Class B for the year ended May 31, 2001 and $375 for Class C for the period ended May 31, 2001.

During the year ended May 31, 2001, the Fund's transfer agency fees were reduced by $101,057 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                            Year ended May 31, 2001
                              Class A       Class B     Class C*      Class Y
Sold                        20,114,774    14,273,778    478,028      12,164,023
Issued for reinvested
  distributions              5,035,406     1,136,801      7,001       1,322,093
Redeemed                   (24,264,710)   (7,638,038)   (39,214)     (8,631,923)
                           -----------    ----------    -------      ----------
Net increase (decrease)        885,470     7,772,541    445,815       4,854,193
                               -------     ---------    -------       ---------

* Inception date was June 26, 2000.

                                            Year ended May 31, 2000
                               Class A      Class B    Class C        Class Y
Sold                        12,019,328     8,162,545        N/A       8,744,743
Issued for reinvested
  distributions              7,608,344     1,545,461        N/A       1,601,656
Redeemed                   (36,214,650)  (10,747,197)       N/A     (12,107,793)
                           -----------   -----------      ------     -----------
Net increase (decrease)    (16,586,978)   (1,039,191)       N/A      (1,761,394)
                           -----------    ----------      ------      ----------

4. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended May 31, 2001.

5. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $22,500,692 as of May 31, 2001, that if not offset by subsequent capital gains, will expire in 2007 through 2010. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
ANNUAL REPORT -- 2001 17

6. FUND MERGER
As of the close of business on July 14, 2000, AXP Selective Fund acquired the assets and assumed the identified liabilities of Strategist Quality Income Fund.

The aggregate net assets of AXP Selective Fund immediately before the acquisition were $1,308,361,652.

The merger was accomplished by a tax-free exchange of 87,827 shares of Strategist Quality Income Fund valued at $759,710.

In exchange for the Strategist Quality Income Fund shares and net assets, AXP Selective Fund issued the following number of shares:

                                                          Shares      Net assets
Class A                                                   89,906        $759,710

Strategist Quality Income Fund's net assets at that date consisted of capital stock of $775,363 and unrealized depreciation of $15,653.

7. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Fund's financial position, results of operations or changes in its net assets.

--------------------------------------------------------------------------------
18 AXP SELECTIVE FUND

8. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                     2001               2000             1999              1998                1997
Net asset value, beginning of period ..        $8.32              $8.96            $9.23              $9.00              $9.00
                                               -----              -----            -----              -----              -----
Income from investment operations:
Net investment income (loss) ..........          .52                .52              .54                .57                .59
Net gains (losses) (both realized
and unrealized) .......................          .42               (.46)            (.20)               .31                .12
                                                 ---               ----             ----                ---                ---
Total from investment operations ......          .94                .06              .34                .88                .71
                                                 ---                ---              ---                ---                ---
Less distributions:
Dividends from net investment income ..         (.52)              (.53)            (.54)              (.58)              (.58)
Distributions from realized gains .....           --               (.17)            (.07)              (.07)              (.13)
                                                  --               ----             ----               ----               ----
Total distributions ...................         (.52)              (.70)            (.61)              (.65)              (.71)
                                                ----               ----             ----               ----               ----
Net asset value, end of period ........        $8.74              $8.32            $8.96              $9.23              $9.00
                                               -----              -----            -----              -----              -----
Ratios/supplemental data
Net assets, end of period (in millions)        $1,004             $ 949           $1,170             $1,231             $1,286
                                               ------             -----           ------             ------             ------
Ratio of expenses to average daily
  net assets(c) .......................         .97%               .97%             .89%               .86%               .88%
                                                ---                ---              ---                ---                ---
Ratio of net investment income (loss)
   to average daily net assets ........        6.01%              6.17%            5.85%              6.20%              6.36%
                                               ----               ----             ----               ----               ----
Portfolio turnover rate (excluding
  short-term securities) ..............         150%                62%              30%                20%                31%
                                                ---                 --               --                 --                 --
Total return(e) .......................       11.52%               .83%            3.68%             10.15%              8.08%
                                              -----                ---             ----              -----               ----


Class B

Per share income and capital changes(a)

Fiscal period ended May 31,                     2001               2000             1999               1998               1997
Net asset value, beginning of period ..        $8.32              $8.96            $9.23              $9.00              $9.00
                                               -----              -----            -----              -----              -----
Income from investment operations:
Net investment income (loss) ..........          .45                .46              .47                .50                .52
Net gains (losses) (both realized
  and unrealized) .....................          .42               (.47)            (.20)               .31                .12
                                                 ---               ----             ----                ---                ---
Total from investment operations ......          .87               (.01)             .27                .81                .64
                                                 ---               ----              ---                ---                ---
Less distributions:
Dividends from net investment income ..         (.45)              (.46)            (.47)              (.51)              (.51)
Distributions from realized gains .....           --               (.17)            (.07)              (.07)              (.13)
                                                 ---               ----             ----               ----               ----
Total distributions ...................         (.45)              (.63)            (.54)              (.58)              (.64)
                                                ----               ----             ----               ----               ----
Net asset value, end of period ........        $8.74              $8.32            $8.96              $9.23              $9.00
                                               -----              -----            -----              -----              -----
Ratios/supplemental data
Net assets, end of period (in millions)        $ 264              $ 187            $ 210              $ 153              $ 126
                                               -----              -----            -----              -----              -----
Ratio of expenses to average daily
  net assets(c) .......................        1.73%              1.73%            1.65%              1.62%              1.64%
                                               ----               ----             ----               ----               ----
Ratio of net investment income (loss)
   to average daily net assets ........        5.25%              5.41%            5.10%              5.44%              6.40%
                                               ----               ----             ----               ----               ----
Portfolio turnover rate (excluding
  short-term securities) ..............         150%                62%              30%                20%                31%
                                                ---                 --               --                 --                 --
Total return(e) .......................       10.69%               .06%            2.89%              9.32%              7.26%
                                              -----                ---             ----               ----               ----

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
ANNUAL REPORT -- 2001 19

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                       2001(b)

Net asset value, beginning of period                              $8.40
                                                                  -----
Income from investment operations:
Net investment income (loss)                                        .42
Net gains (losses) (both realized and unrealized)                   .34
                                                                    ---
Total from investment operations                                    .76
                                                                    ---
Less distributions:
Dividends from net investment income                               (.42)
Distributions from realized gains                                    --
                                                                   ----
Total distributions                                                (.42)
                                                                   ----
Net asset value, end of period                                    $8.74
                                                                  -----
Ratios/supplemental data
Net assets, end of period (in millions)                              $4
                                                                     --
Ratio of expenses to average daily net assets(c)                  1.73%(d)
                                                                  ----
Ratio of net investment income (loss)
   to average daily net assets                                    5.16%(d)
                                                                  ----
Portfolio turnover rate (excluding short-term securities)          150%
                                                                   ---
Total return(e)                                                   9.27%
                                                                  ----

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                     2001               2000             1999               1998              1997
Net asset value, beginning of period ..        $8.32              $8.96            $9.23              $9.00              $9.00
                                               -----              -----            -----              -----              -----
Income from investment operations:
Net investment income (loss) ..........          .53                .54              .55                .58                .60
Net gains (losses) (both realized
  and unrealized) .....................          .42               (.47)            (.20)               .31                .12
                                                 ---               ----             ----                ---                ---
Total from investment operations ......          .95                .07              .35                .89                .72
                                                 ---                ---              ---                ---                ---
Less distributions:
Dividends from net investment income ..         (.53)              (.54)            (.55)              (.59)              (.59)
Distributions from realized gains .....           --               (.17)            (.07)              (.07)              (.13)
                                                ----               ----             ----               ----               ----
Total distributions ...................         (.53)              (.71)            (.62)              (.66)              (.72)
                                                ----               ----             ----               ----               ----
Net asset value, end of period ........        $8.74              $8.32            $8.96              $9.23              $9.00
                                               -----              -----            -----              -----              -----
Ratios/supplemental data
Net assets, end of period (in millions)        $ 218              $ 167            $ 196              $ 221              $ 202
                                               -----              -----            -----              -----              -----
Ratio of expenses to average daily
  net assets(c) .......................         .82%               .81%             .81%               .79%               .72%
                                                ---                ---              ---                ---                ---
Ratio of net investment income (loss)
   to average daily net assets ........        6.16%              6.33%            5.93%              6.27%              7.02%
                                               ----               ----             ----               ----               ----
Portfolio turnover rate (excluding
  short-term securities) ..............         150%                62%              30%                20%                31%
                                                ---                 --               --                 --                 --
Total return(e) .......................       11.70%               .97%            3.77%             10.21%              8.27%
                                              -----                ---             ----              -----               ----


See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
20 AXP SELECTIVE FUND

Notes to financial highlights
(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
ANNUAL REPORT -- 2001 21

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS
INCOME TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Quality Income Portfolio (a series of Income Trust) as of May 31, 2001, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended May 31, 2001. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Quality Income Portfolio as of May 31, 2001, and the results of its operations and the changes in its net assets for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

July 6, 2001

--------------------------------------------------------------------------------
22 AXP SELECTIVE FUND

Financial Statements

Statement of assets and liabilities
Quality Income Portfolio

May 31, 2001
Assets

Investments in securities, at value (Note 1)
   (identified cost $1,599,684,312)                              $1,612,459,735
Cash in bank on demand deposit                                          301,297
Dividends and accrued interest receivable                            17,120,199
Receivable for investment securities sold                            16,692,779
                                                                     ----------
Total assets                                                      1,646,574,010
                                                                  -------------

Liabilities

Payable for investment securities purchased                           8,638,503
Payable for securities purchased on a
  when-issued basis (Note 1)                                         99,274,500
Payable upon return of securities loaned (Note 4)                    46,125,000
Accrued investment management services fee                               20,785
Other accrued expenses                                                   72,713
Options contracts written, at value
  (premium received $771,322) (Note 5)                                  701,323
                                                                        -------
Total liabilities                                                   154,832,824
                                                                    -----------
Net assets                                                       $1,491,741,186
                                                                 ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
ANNUAL REPORT -- 2001 23

Statement of operations
Quality Income Portfolio

Year ended May 31, 2001
Investment income

Income:
Dividends                                                           $   807,500
Interest                                                             94,587,976
                                                                     ----------
Total income                                                         95,395,476
                                                                     ----------
Expenses (Note 2):
Investment management services fee                                    7,024,987
Compensation of board members                                             9,936
Custodian fees                                                           84,913
Audit fees                                                               32,500
Other                                                                    25,447
                                                                         ------
Total expenses                                                        7,177,783
   Earnings credits on cash balances (Note 2)                           (3,788)
                                                                        ------
Total net expenses                                                    7,173,995
                                                                      ---------
Investment income (loss) -- net                                      88,221,481
                                                                     ----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                    (3,128,289)
   Foreign currency transactions                                       (424,844)
   Futures contracts                                                 (2,326,554)
   Options contracts written (Note 5)                                   157,340
                                                                        -------
Net realized gain (loss) on investments                              (5,722,347)
                                                                     ----------
Net change in unrealized appreciation
   (depreciation) on investments
   and on translation of assets and liabilities
   in foreign currencies                                             69,524,334
                                                                     ----------
Net gain (loss) on investments and foreign currencies                63,801,987
                                                                     ----------
Net increase (decrease) in net assets resulting
   from operations                                                 $152,023,468
                                                                   ============


Statements of changes in net assets
Quality Income Portfolio

Year ended May 31,                                 2001                  2000
Operations

Investment income (loss) -- net              $ 88,221,481          $ 95,271,140
Net realized gain (loss) on investments        (5,722,347)          (12,944,533)
Net change in unrealized appreciation
  (depreciation) on investments
   and on translation of assets and
   liabilities in foreign currencies            69,524,334          (65,492,632)
                                                ----------          -----------
Net increase (decrease) in net assets
   resulting from operations                  152,023,468            16,833,975
Net contributions (withdrawals)
  from partners                                 34,957,283         (289,912,100)
                                                ----------         ------------
Total increase (decrease) in net assets        186,980,751         (273,078,125)
Net assets at beginning of year              1,304,760,435         1,577,838,560
                                             -------------         -------------
Net assets at end of year                   $1,491,741,186        $1,304,760,435
                                            ==============        ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24 AXP SELECTIVE FUND

Notes to Financial Statements

Quality Income Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Quality Income Portfolio (the Portfolio) is a series of Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Portfolio invests primarily in investment-grade bonds. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Portfolio will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
ANNUAL REPORT -- 2001 25

Futures transactions
To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Securities purchased on a when-issued basis
Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment or when-issued basis can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's gross net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its commitment. As of May 31, 2001, the Portfolio had entered into outstanding when-issued or forward-commitments of $99,274,500.

The Portfolio also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Portfolio to "roll over" its purchase commitments, the Portfolio receives negotiated amounts in the form of reductions of the purchase price of the commitment.

--------------------------------------------------------------------------------
26 AXP SELECTIVE FUND

Federal taxes
For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including level-yield amortization of premium and discount, is accrued daily.

2. FEES AND EXPENSES
The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.52% to 0.395% annually.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the year ended May 31, 2001, the Portfolio's custodian fees were reduced by $3,788 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,075,596,850 and $1,981,190,208, respectively, for the year ended May 31, 2001. For the same period, the portfolio turnover rate was 150%. Realized gains and losses are determined on an identified cost basis.

4. LENDING OF PORTFOLIO SECURITIES
As of May 31, 2001, securities valued at $45,021,150 were on loan to brokers. For collateral, the Portfolio received $46,125,000 in cash. Income from securities lending amounted to $64,174 for the year ended May 31, 2001. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
ANNUAL REPORT -- 2001 27

5. OPTIONS CONTRACTS WRITTEN
Contracts and premium amounts associated with options contracts written on interest rate futures are as follows:

                                                 Year ended May 31, 2001
                                         Puts                      Calls
                               Contracts      Premium    Contracts      Premium
Balance May 31, 2000                  --    $      --           --    $      --
Opened                             1,095      544,996        1,095      505,156
Closed                              (420)    (129,570)        (420)    (149,260)
                                    ----     --------         ----     --------
Balance May 31, 2001                 675    $ 415,426          675    $ 355,896
                                     ---    ---------          ---    ---------

See "Summary of significant accounting policies."

6. INTEREST RATE FUTURES CONTRACTS
As of May 31, 2001, investments in securities included securities valued at $13,987,440 that were pledged as collateral to cover initial margin deposits on 428 open purchase contracts. The notional market value of the open purchase contracts as of May 31, 2001, was $42,915,000 with a net unrealized gain of $371,351. See "Summary of significant accounting policies."

7. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Portfolio's financial position, results of operations or changes in its net assets.

--------------------------------------------------------------------------------
28 AXP SELECTIVE FUND

Investments in Securities

Quality Income Portfolio

May 31, 2001

(Percentages represent value of investments compared to net assets)

Bonds (94.8%)
Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Government obligations & agencies (16.2%)
Overseas Private Investment
     U.S. Govt Guaranty Series 1996A
         01-15-09               6.99%             $8,333,302          $8,616,300
U.S. Treasury
         03-31-03               4.25           45,000,000(g)          45,021,150
         05-15-04               7.25              25,000,000          26,781,250
         08-15-04               7.25               6,800,000           7,316,392
         08-15-05               6.50              15,300,000          16,220,448
         02-15-07               6.25              12,800,000          13,507,968
         11-15-08               4.75               5,000,000           4,823,450
         08-15-10               5.75               5,700,000           5,823,804
         08-15-29               6.13              25,835,000          26,658,361
         05-15-30               6.25              23,200,000          24,494,096
         11-15-16               7.50              53,515,000(h)       62,378,155
Total                                                                241,641,374

Mortgage-backed securities (42.2%)
Federal Home Loan Mtge Corp
         11-15-03               6.38              30,000,000          31,082,700
         11-01-14               7.50               8,337,436           8,599,260
         04-01-15               7.50              18,238,810          18,811,571
         01-01-16               7.00              23,802,015          24,300,429
         07-01-16               8.00                     272                 285
         01-01-17               8.00                   2,912               3,053
         03-01-17               8.50                  61,560              65,273
         06-01-17               8.50                  43,403              46,116
         04-01-20               9.00                 699,220             752,753
         04-01-21               9.00                 603,834             649,876
         03-01-22               8.50               1,415,062           1,503,065
         08-01-22               8.50               1,372,750           1,457,325
         06-01-24               7.50               6,369,661           6,563,744
         02-01-25               8.00               2,417,126           2,525,389
     Collateralized Mtge Obligation
         09-01-19               8.50                  80,566              85,501
Federal Housing Admin
         01-01-24               7.43               4,731,505           4,525,981
Federal Natl Mtge Assn
         11-01-02              10.00                      38                  39
         08-15-04               6.50              60,000,000          62,500,679
         02-15-05               7.13               8,000,000           8,485,680
         06-15-09               6.38              35,000,000          35,887,949
         01-01-14               6.00              13,891,686          13,846,806
         04-01-14               5.50               2,431,976           2,367,455
         04-01-14               6.00              13,916,310          13,871,351
         04-01-14               6.50              14,499,769          14,638,722
         05-01-14               6.00               9,193,133           9,144,596
         08-01-14               6.50              13,575,212          13,685,126
         06-01-15               6.00              14,229,082          14,153,956
         07-01-23               7.50              25,568,352           6,529,625
         10-01-23               6.50               6,405,484           6,373,457
         12-01-26               8.00               4,054,042           4,217,460
         04-01-27               7.50               5,606,900           5,762,828
         06-01-27               7.50               6,342,441           6,518,824
         08-01-27               8.00               4,615,790           4,803,718
         01-01-28               6.50               2,346,428           2,323,691
         05-01-28               6.50              14,122,821          13,977,215
         12-01-28               6.50              16,033,779          15,868,471
         02-01-29               6.50              16,163,875          15,997,226
         03-01-29               6.00               3,428,308           3,314,762
         03-01-29               6.50              12,921,220          12,782,390
         05-01-29               6.00              29,896,637          28,927,621
         06-01-29               7.00              17,833,189          18,005,672
         07-01-29               6.00              13,552,941          13,086,991
         09-01-29               7.00              18,111,148          18,286,318
         12-01-29               7.50              17,535,575          17,944,139
         01-01-30               8.00               4,417,953           4,580,126
         03-01-30               8.00              13,330,413          13,819,744
         05-01-30               6.00              15,000,000(b)       14,446,875
         06-01-30               7.00              15,300,000(b)       15,424,313
         06-01-30               7.00               7,380,648           7,448,780
         06-01-30               7.50              50,000,000(b)       51,109,374
         06-01-30               8.00              17,500,000(b)       18,117,969
         07-01-30               8.00               8,290,778           8,589,564
     Collateralized Mtge Obligation
         10-25-19               8.50               1,448,659           1,537,679
     Principal Only
         09-01-18               9.50                 311,019(f)          263,422
Govt Natl Mtge Assn
         05-15-26               7.50               7,907,853           8,152,522
Prudential Bache
     Collateralized Mtge Obligation
         04-01-19               7.97               1,915,115           1,962,169
Total                                                                629,727,625

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
ANNUAL REPORT -- 2001 29

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Aerospace & defense (0.4%)
Northrop-Grumman
         02-15-31               7.75%             $5,700,000(d)       $5,636,103
Airlines (0.5%)
American Airline
         11-23-12               6.82               7,000,000(d)        7,020,993

Automotive & related (2.8%)
DaimlerChrysler
     Company Guaranty
         01-18-31               8.50              15,000,000          15,743,400
Ford Motor
         07-16-31               7.45              20,000,000          19,261,200
Ford Motor Credit
         02-01-11               7.38               6,000,000           6,108,468
Total                                                                 41,113,068

Banks and savings & loans (4.2%)
Bank of America
     Sub Nts
         11-01-01               9.25               8,950,000           9,131,417
Capital One Bank
     Sr Nts
         06-15-05               8.25               9,000,000           9,329,670
J.P. Morgan Chase
     Sub Nts
         02-01-11               6.75              10,000,000          10,045,200
NCNB
     Sub Nts
         10-15-01               9.13              10,000,000          10,175,800
Wachovia
     Sr Nts
         07-15-05               7.45               9,100,000           9,595,495
Wells Fargo
         02-01-11               6.45              10,000,000           9,862,300
Wells Fargo Financial
         05-03-04               5.45               5,000,000           5,005,100
Total                                                                 63,144,982

Chemicals (0.2%)
Praxair
         03-01-08               6.50               3,000,000           2,985,810

Communications equipment & services (1.9%)
Qwest Capital Funding
         02-15-11               7.25              17,000,000(d)       17,053,380
         02-15-31               7.75              11,660,000(d)       11,528,825
Total                                                                 28,582,205

Energy (1.5%)
Anadarko Finance
     Company Guaranty
         05-01-31               7.50               6,000,000(d)        6,079,140
Mirant Amerias Generation
     Sr Nts
         05-01-11               8.30               6,150,000(d)        6,222,878
Phillips Petroleum
     (U.S. Dollar)
         03-15-28               7.13              12,000,000(c)       10,639,680
Total                                                                 22,941,698

Energy equipment & services (0.4%)
Transocean Sedco Forex
         04-15-11               6.63               6,000,000(d)        5,897,400

Financial services (10.3%)
CIT Group
         05-17-04               5.63              14,500,000          14,319,475
Citigroup
     Sr Nts
         12-01-05               6.75               5,000,000           5,168,350
     Sub Nts
         10-01-10               7.25              10,000,000          10,386,700
Countrywide Home
     Company Guaranty Series H
         04-15-09               6.25              10,000,000           9,635,400
Goldman Sachs Group
         01-15-11               6.88              18,550,000          18,489,712
Heller Financial
         03-15-06               6.38              10,000,000          10,079,800
Household Finance
         07-15-10               8.00              10,000,000          10,743,200
Marlin Water Trust
     Sr Nts
         12-15-01               7.09               8,300,000(d)        8,368,641
MBNA
         10-15-08               5.75              15,000,000          14,978,655
Merrill Lynch
     Medium-term Nts Series B
         01-26-06               6.15               8,500,000           8,546,665
Morgan Stanley, Dean Witter, Discover & Co
         06-15-05               7.75              10,000,000          10,655,170
         04-15-11               6.75               9,000,000           8,940,510
Railcar Leasing
     (U.S. Dollar)
         01-15-13               7.13              12,150,000(c,d)     12,511,949
Verizon Global Funding
         12-01-30               7.75              10,500,000(d)       10,878,200
Total                                                                153,702,427

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
30 AXP SELECTIVE FUND

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Food (0.7%)
Delhaize America
         04-15-06               7.38%             $6,000,000(d)       $6,056,220
Kellogg
     04-01-06                   6.00               5,000,000(d)        4,932,700
Total                                                                 10,988,920

Health care (0.5%)
American Home Products
         03-15-04               5.88               7,000,000(d)        6,989,710

Insurance (0.7%)
Allstate
     Sr Nts
         12-01-09               7.20              10,000,000          10,330,100

Leisure time & entertainment (0.5%)
AOL Time Warner
         04-15-31               7.63               7,000,000           7,030,590

Media (1.0%)
Comcast Cable Communications
         11-15-08               6.20               6,000,000           5,792,400
         01-30-11               6.75               4,000,000           3,928,960
Time Warner Entertainment
         03-15-23               8.38               5,000,000           5,427,150
Total                                                                 15,148,510

Metals (0.7%)
Alcan
     (U.S. Dollar)
         01-15-22               8.88               9,600,000(c)       10,018,752

Multi-industry conglomerates (1.0%)
General Electric Capital
     Series A
         10-01-02               6.70              14,600,000          15,025,736

Retail (1.3%)
Dayton Hudson
         06-15-23               7.88               8,850,000           9,101,429
Kroger
     Company Guaranty
         02-01-10               8.05              10,000,000          10,643,500
Total                                                                 19,744,929

Transportation (2.7%)
Burlington Northern Santa Fe
         12-15-25               7.00              10,000,000           9,453,310
CSX
         03-15-11               6.75               4,200,000           4,116,588
         05-01-27               7.95               6,250,000           6,379,000
Enterprise Rent-A-Car USA Finance
         02-15-08               6.80              10,000,000(d)        9,493,400
Union Pacific
         01-15-11               6.65              11,700,000          11,509,992
Total                                                                 40,952,290

Utilities -- electric (1.4%)
Dominion Virginia Power
     Sr Nts Series A
         03-31-06               5.75              12,000,000          11,808,240
NRG Energy
     Sr Nts
         09-15-10               8.25               8,000,000           8,339,040
Total                                                                 20,147,280

Utilities -- gas (0.8%)
El Paso Energy
     Sr Nts Series B
         07-15-01               6.63               8,675,000           8,691,126
Southern Natural Gas
         02-15-31               7.35               4,000,000           3,775,640
Total                                                                 12,466,766

Utilities -- telephone (2.9%)
AT&T Wireless
     Sr Nts
         03-01-06               7.35               5,000,000(d)        5,110,950
BellSouth Capital Funding
         02-15-10               7.75               7,000,000           7,534,905
Citizens Communications
         05-15-11               9.25               9,000,000           9,281,250
France Telecom
     (U.S. Dollar)
         03-01-11               7.75              14,000,000(c,d)     14,420,000
WorldCom
         05-15-11               7.50               7,000,000           6,926,290
Total                                                                 43,273,395

Total bonds
(Cost: $1,401,853,441)                                            $1,414,510,663

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
32 ANNUAL REPORT -- 2001

Preferred stock (0.6%)
Issuer                                                Shares            Value(a)

SI Financing Trust
     9.50% Cm                                        340,000          $8,656,400

Total preferred stock
(Cost: $8,500,000)                                                    $8,656,400

Short-term securities (12.7%)(i)
Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity
U.S. government agencies (10.6%)
Federal Home Loan Bank Disc Nts
         06-13-01               4.23%            $10,000,000          $9,984,760
         06-18-01               4.20              15,000,000          14,968,575
         06-20-01               4.59              14,200,000          14,164,578
         06-22-01               4.58              14,900,000          14,857,775
         07-13-01               4.17              15,000,000          14,924,688
Federal Natl Mtge Assn Disc Nts
         07-19-01               4.17              30,000,000          29,830,668
         07-26-01               4.17              10,000,000           9,936,283
         08-10-01               3.87              50,000,000          49,605,555
Total                                                                158,272,882

Commercial paper (2.1%)
Barclays U.S. Funding
         06-25-01              4.01%              $3,800,000          $3,789,444
Ciesco LP
         06-01-01               4.71               6,100,000           6,099,134
Electronic Data Systems
         06-13-01               4.08               3,100,000(e)        3,095,443
         06-14-01               4.34               2,900,000(e)        2,895,117
Natl Rural Utilities
         06-18-01               3.98               4,200,000           4,191,663
Salomon Smith Barney
         06-18-01               4.05               5,000,000           4,989,900
Societe Generale North America
         08-10-01               4.00               5,000,000           4,960,556
UBS Finance (Delaware)
         06-11-01               4.67               1,000,000             998,533
Total                                                                 31,019,790

Total short-term securities
(Cost: $189,330,871)                                                $189,292,672

Total investments in securities
(Cost: $1,599,684,312)(j)                                         $1,612,459,735

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
32 AXP SELECTIVE FUND

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At May 31, 2001, the cost of securities purchased, including interest purchased, on a when-issued basis was $99,274,500.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of May 31, 2001, the value of foreign securities represented 3.19% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) Principal-only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal-only is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents original yield based upon the estimated timing of future cash flows.

(g) Security is partially or fully on loan. See Note 4 to the financial statements.

(h) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 6 to the financial statements):

     Type of security                                            Notional amount
     Purchase contracts
     U.S. Treasury Bonds Sept. 2001                                  $33,500,000
     U.S. Treasury Notes Sept. 2001, 10-year                           9,300,000

(i) At May 31, 2001, cash or short-term securities were held to cover open call options written as follows (see Note 5 to the financial statements):

     Issuer                     Notional     Exercise   Expiration      Value(a)
                                  amount        price         date
     U.S. Treasury Bond      $45,000,000         $104    Aug. 2001      $203,904
     U.S. Treasury Note       22,500,000          105    Aug. 2001       139,725
                              ----------          ---         ----       -------
     Total value                                                        $343,629
                                                                        --------

     At May 31, 2001, cash or short-term securities were designated to cover open put options written as follows (see Note 5 to the financial statements):

     Issuer                     Notional     Exercise   Expiration      Value(a)
                                  amount        price         date
     U.S. Treasury Bond      $45,000,000         $ 96    Aug. 2001      $253,125
     U.S. Treasury Note       22,500,000          100    Aug. 2001       104,569
                              ----------          ---         ----       -------
     Total value                                                        $357,694
                                                                        --------

(j) At May 31, 2001, the cost of securities for federal income tax purposes was $1,600,069,940 and the aggregate gross unrealized appreciation based on that cost was:

     Unrealized appreciation                                         $21,226,218
     Unrealized depreciation                                         (8,836,423)
                                                                     ----------
     Net unrealized appreciation                                     $12,389,795
                                                                     -----------

--------------------------------------------------------------------------------
ANNUAL REPORT -- 2001 33

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Selective Fund, Inc.
Fiscal year ended May 31, 2001

Class A
Income distributions taxable as dividend income, 1.00% qualifying for deduction by corporations.

Payable date                                                      Per share
June 21, 2000                                                      $0.04004
July 24, 2000                                                       0.04850
Aug. 24, 2000                                                       0.04579
Sept. 21, 2000                                                      0.04061
Oct. 24, 2000                                                       0.04804
Nov. 21, 2000                                                       0.04067
Dec. 20, 2000                                                       0.05856
Jan. 26, 2001                                                       0.04824
Feb. 26, 2001                                                       0.03758
March 26, 2001                                                      0.03261
April 26, 2001                                                      0.04127
May 24, 2001                                                        0.03700
Total distributions                                                $0.51891


Class B
Income distributions taxable as dividend income, 1.00% qualifying for deduction by corporations.

Payable date                                                      Per share
June 21, 2000                                                      $0.03518
July 24, 2000                                                       0.04272
Aug. 24, 2000                                                       0.04033
Sept. 21, 2000                                                      0.03567
Oct. 24, 2000                                                       0.04205
Nov. 21, 2000                                                       0.03573
Dec. 20, 2000                                                       0.05337
Jan. 26, 2001                                                       0.04153
Feb. 26, 2001                                                       0.03197
March 26, 2001                                                      0.02752
April 26, 2001                                                      0.03564
May 24, 2001                                                        0.03193
Total distributions                                                $0.45364

--------------------------------------------------------------------------------
34 AXP SELECTIVE FUND

Class C
Income distributions taxable as dividend income, 1.00% qualifying for deduction by corporations.

Payable date                                                      Per share
July 24, 2000                                                      $0.03979
Aug. 24, 2000                                                       0.03997
Sept. 21, 2000                                                      0.03582
Oct. 24, 2000                                                       0.04233
Nov. 21, 2000                                                       0.03583
Dec. 20, 2000                                                       0.05351
Jan. 26, 2001                                                       0.04181
Feb. 26, 2001                                                       0.03222
March 26, 2001                                                      0.02762
April 26, 2001                                                      0.03568
May 24, 2001                                                        0.03201
Total distributions                                                $0.41659


Class Y
Income distributions taxable as dividend income, 1.00% qualifying for deduction by corporations.

Payable date                                                      Per share
June 21, 2000                                                      $0.04108
July 24, 2000                                                       0.04974
Aug. 24, 2000                                                       0.04695
Sept. 21, 2000                                                      0.04167
Oct. 24, 2000                                                       0.04933
Nov. 21, 2000                                                       0.04173
Dec. 20, 2000                                                       0.05967
Jan. 26, 2001                                                       0.04966
Feb. 26, 2001                                                       0.03878
March 26, 2001                                                      0.03372
April 26, 2001                                                      0.04248
May 24, 2001                                                        0.03808
Total distributions                                                $0.53289

--------------------------------------------------------------------------------
ANNUAL REPORT -- 2001 35

AXP Selective Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

Ticker Symbol
Class A: INSEX    Class B: ISEBX
Class C: N/A      Class Y: IDEYX

                                          PRSRT STD AUTO
                                           U.S. POSTAGE
                                               PAID
                                             AMERICAN
                                             EXPRESS

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

S-6376 V (7/01)